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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934


                       ---------------------------------



                                 Date of Report
                (Date of earliest event reported): March 15, 1999


                          PRIME RECEIVABLES CORPORATION
               (Originator of the Prime Credit Card Master Trust)

                               9111 Duke Boulevard
                             Mason, Ohio 45040-8999
                                 (513) 573-2037


           Delaware              31-1359594                 0-21118

(State of Incorporation)       (IRS I.D. No.)      (Commission File Number)




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Item 5. Other Events.
        ------------

        None



Item 7. Financial Statements, Pro Forma Financial Information, and
        ----------------------------------------------------------
        Exhibits.
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               The following Exhibits are filed with this Report:

               28.94 Settlement Statement of the Trust for the period ended February 27, 1999 and the related distributions made on March 15, 1999.




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME RECEIVABLES CORPORATION



Date:     March 23, 1999                    By: /s/  David W. Dawson
     --------------------------------           --------------------
                                                     David W. Dawson,
                                                     Treasurer




                                INDEX TO EXHIBITS
                                -----------------


Exhibit                                                        Sequentially
Number                     Exhibit                             Numbered Page
------                     -------                             -------------



28.94          Settlement Statement of the Trust
               for the period ended February 27, 1999
               and the related distributions made
               on March 15, 1999.



                                  Exhibit 28.94

                Settlement Statement of the Trust for the Period
                    Ending February 27, 1999 and the Related
                      Distributions made on March 15, 1999.